Intangible assets	12 Months Ended
Mar. 31, 2015
Intangible assets
Intangible assets

6. Intangible assets

Intangible assets consisted of the following:

		As of March 31, 2015		As of March 2014
	Weighted- average useful lives	Cost	Accumulated amortization	Cost	Accumulated amortization
Capitalized software development costs	5 years	$18,051	$(6,167)	$16,088	$(5,827)
Contract-based customer relationships	5 - 10 years	41,570	(13,718)	20,756	(10,069)
IP rights	5 years	2,364	(355)	—	—
Other	4 - 6 years	391	(349)	391	(332)

Total		$62,376	$(20,589)	$37,235	$(16,228)

Amortization expense for intangible assets for the year ended March 31, 2015, 2014 and 2013 was $6,476, $4,065 and $2,138 respectively.

For the next 5 years amortization to be presented:

Amortization
For the year ended March 31, 2016	9,354
For the year ended March 31, 2017	9,207
For the year ended March 31, 2018	9,022
For the year ended March 31, 2019	6,323
For the year ended March 31, 2020 and thereafter	7,881

Total	41,787

On December 31, 2012, Luxoft International Company Ltd. entered into an agreement with Deutsche Bank AG (London Branch) and DB Services New Jersey, Inc. for the purchase of Horizon, a software product for comprehensive across-enterprise risk management and visualization. Pursuant to this agreement, Luxoft International Company Ltd. agreed to pay 2.5 million euroand 20% of the net revenues from the sale of this software to third parties during next five years. The Group estimated the fair value of the contingent liability as of December 31, 2012 in the amount of net present value of future revenue sharing payments totaling $2,378, which was estimated based on the forecasted revenues in the following 5 years discounted at 15%. The Group performs revaluation of liabilities on quarterly basis. Fair value of contingent consideration as of March 31, 2015 is $2,057.